Exhibit 99.2

Supplemental Operating and Financial Data

For the Period Ended December 31, 2012

*	Note: Financial and portfolio information reflects the consolidated operations of the company and excludes unconsolidated entities unless otherwise noted.

Company Overview

Excel Trust, Inc. (“Excel Trust”) is a retail focused REIT that primarily targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust has elected to be treated as a REIT, for U.S. federal income tax purposes. Excel Trust trades publicly on the NYSE under the symbol “EXL” .

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Atlanta, GA	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Dallas, TX	Scottsdale, AZ
San Diego, CA 92128	Orlando, FL	Stockton, CA
Tel: 858-613-1800	Richmond, VA
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	William J. Stone - SVP, Asset Management/Development
Matthew S. Romney - SVP, Capital Markets	John P. Still - SVP, Leasing

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Continental Stock Transfer & Trust Company	Latham & Watkins
17 Battery Place, 8th Floor	12636 High Bluff Drive, Suite 400
New York, New York 10004	San Diego, CA 92130
Tel: 212-509-4000	Tel: 858-523-5400
Email: cstmail@continentalstock.com
Website: www.continentalstock.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust’s report on Form 10-Q or Form 10-K with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust’s future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering, quarterly reports on Form 10-Q and annual report on Form 10-K. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Property Locations

4

Analyst Coverage

Company	Analyst	Contact
Barclays Capital	Ross Smotrich	(212) 526-2306

Bank of America Merrill Lynch	Craig Schmidt	(646) 855-3640
	Katharine Hutchins	(646) 855-1681

Cantor Fitzgerald	David Toti	(212) 915-1219
	Evan Smith	(212) 915-1220

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Morgan Stanley	Paul Morgan	(415) 576-2627
	Stephen Bakke	(415) 576-2696

Raymond James	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Sandler O’Neill + Partners	Alexander Goldfarb	(212) 466-7937
	Andrew Schaffer	(212) 466-8062

Stifel, Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

UBS	Ross Nussbaum	(212) 713-2484
	Christy McElroy	(203) 719-7831

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Tamara Fique	(443) 263-6568

Summary Financial and Portfolio Data (Consolidated)

For the Period Ended December 31, 2012

(Dollars and share data in thousands, except per share data)

Portfolio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio (1)	5,466,199
Percent Leased-Operating Portfolio	92.8%
Percent Occupied-Operating Portfolio	91.4%
Annualized Base Rent (2)	$77,051
Total no. leases signed or renewed	23
Total sq. ft. leases signed or renewed	53,501

Financial Results
Net loss attributable to the common stockholders	$(2,188)
Net loss per diluted share	$(0.06)
Funds from operations (FFO)	$8,570
FFO per diluted share	$0.20
Adjusted funds from operations (AFFO)	$8,503
AFFO per diluted share	$0.20
EBITDA	$15,871

Assets
Gross undepreciated real estate	$981,128
Gross undepreciated assets	$1,116,019
Total liabilities to gross undepreciated assets	42.2%
Debt to gross undepreciated assets	36.6%

Capitalization
Common shares outstanding	44,906
OP units outstanding	1,245

Total common shares and OP units	46,151
Closing price at quarter end	$12.67
Equity capitalization	$584,733
Series A convertible preferred shares (at liquidation preference of $25.00 per share)	50,000
Series B preferred shares (at liquidation preference of $25.00 per share)	92,000
Total debt (3)	408,310

Total capitalization	$1,135,043

Debt/total capitalization	36.0%
Debt/EBITDA	6.4

Common Stock Data
Range of closing prices for the quarter	$11.38-12.91
Weighted average common shares outstanding - diluted (EPS)	40,830
Weighted average common shares outstanding - diluted (FFO and AFFO)	42,376
Shares of common stock outstanding	44,906

(1)	Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.
(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties.
(3)	Excludes debt discount or premium.

Balance Sheets

EXCEL TRUST, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
ASSETS:

Property:
Land	$320,289	$262,960	$263,988	$253,999	$236,941
Buildings	564,352	395,338	398,441	372,622	287,226
Site improvements	51,875	43,283	41,826	39,649	28,257
Tenant improvements	42,903	35,003	33,617	32,214	28,517
Construction in progress	1,709	262	115	11	21,312
Less accumulated depreciation	(36,765)	(31,074)	(26,804)	(22,287)	(18,294)

Property, net	944,363	705,772	711,183	676,208	583,959
Cash and cash equivalents	5,596	16,037	7,179	9,225	5,292
Restricted cash	5,657	5,265	4,925	4,165	3,680
Tenant receivables, net	5,376	4,270	2,995	3,588	4,174
Lease intangibles, net	85,646	68,946	72,666	71,088	68,556
Mortgage loan receivable	—	—	—	2,000	2,000
Deferred rent receivable	5,983	4,920	4,343	3,722	2,997
Other assets	17,618	20,676	17,253	18,162	17,013
Investment in unconsolidated entities	9,015	1,348	—	—	—

Total assets	$1,079,254	$827,234	$820,544	$788,158	$687,671

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$333,935	$285,069	$286,114	$243,906	$244,961
Notes payable	75,000	—	—	—	21,000
Accounts payable and other liabilities	25,319	18,798	15,847	17,784	21,080
Lease intangibles, net	26,455	16,122	16,444	16,759	13,843
Dividends/distributions payable	9,773	8,125	8,405	7,650	5,801

Total liabilities	470,482	328,114	326,810	286,099	306,685

Equity:
Stockholders’ equity
Preferred stock	136,423	136,423	136,423	136,413	47,703
Common stock	448	348	336	335	302
Additional paid-in capital	459,151	352,282	346,385	353,061	319,875
Cumulative deficit	(1,414)	(1,970)	(2,471)	(2,839)	(3,277)

	594,608	487,083	480,673	486,970	364,603
Accumulated other comprehensive loss	(572)	(567)	(608)	(807)	(811)

Total stockholders’ equity	594,036	486,516	480,065	486,163	363,792
Non-controlling interests	14,736	12,604	13,669	15,896	17,194

Total equity	608,772	499,120	493,734	502,059	380,986

Total liabilities and equity	$1,079,254	$827,234	$820,544	$788,158	$687,671

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Statements of Operations

EXCEL TRUST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data and dividends per share)

	Three Months Ended December 31, 2012	Three Months Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Revenues:
Rental revenue	$20,971	$12,783	$71,522	$44,265
Tenant recoveries	3,654	3,480	14,190	10,300
Other income	457	313	1,432	662

Total revenues	25,082	16,576	87,144	55,227

Expenses:
Maintenance and repairs	1,578	1,441	5,688	3,792
Real estate taxes	2,817	2,136	9,921	6,373
Management fees	329	172	914	576
Other operating expenses	1,313	762	4,085	3,106
Changes in fair value of contingent consideration	(160)	(106)	(281)	(434)
General and administrative	3,642	3,846	13,778	12,773
Depreciation and amortization	10,588	6,354	36,021	23,290

Total expenses	20,107	14,605	70,126	49,476

Net operating income	4,975	1,971	17,018	5,751

Interest expense	(4,727)	(3,552)	(16,556)	(13,181)
Interest income	48	70	173	297
Loss from equity in unconsolidated entities	(162)	—	(320)	—
Gain on acquisition of real estate and sale of land parcel	—	542	—	1,479
Changes in fair value of financial instruments and gain on OP unit redemption	418	1,238	1,530	1,154

Net income (loss) from continuing operations	552	269	1,845	(4,500)

Income from discontinued operations before gain on sale of real estate assets	—	—	—	1,023
Gain on sale of real estate assets	—	—	—	3,976

Income from discontinued operations	—	—	—	4,999

Net income (loss)	552	269	1,845	499
Net (income) loss attributable to non-controlling interests	4	9	18	(51)

Net income (loss) attributable to Excel Trust, Inc.	556	278	1,863	448
Preferred stock dividends	(2,744)	(875)	(10,353)	(3,228)

Net loss attributable to the common stockholders	$(2,188)	$(597)	$(8,490)	$(2,780)

Basic and diluted net loss per share	$(0.06)	$(0.03)	$(0.26)	$(0.15)

Weighted-average common shares outstanding - basic and diluted	40,830	29,272	34,681	22,465

Dividends declared per common share	$0.1625	$0.16	$0.650	$0.605

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Reconciliation of Net Income to EBITDA

(Earnings before Interest, Taxes, Depreciation & Amortization)

(Dollars in thousands)

Excel Trust, Inc.’s EBITDA and a reconciliation to net income (loss) for the periods presented is as follows:

	Three Months Ended December 31, 2012	Three Months Ended September 30, 2012	Three Months Ended June 30, 2012	Three Months Ended March 31, 2012	Three Months Ended December 31, 2011
Net income (loss) attributable to Excel Trust, Inc. (1)	$556	$501	$368	$438	$278

Add:
Interest expense	4,727	4,169	3,986	3,674	3,552
Depreciation and amortization (2)	10,588	8,602	8,552	8,279	6,354

EBITDA	$15,871	$13,272	$12,906	$12,391	$10,184

(1)	The Company recently adjusted its calculation of EBITDA to exclude the impact of preferred dividends and has adjusted prior quarters accordingly.
(2)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations.

Reconciliation of Net Income to FFO and AFFO

For the Periods Ended December 31, 2012

(In thousands, except per share data)

Excel Trust, Inc.’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income(loss) for the three months and year-ended December 31, 2012 is as follows:

	Three Months Ended December 31, 2012	Three Months Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Net loss attributable to the common stockholders	$(2,188)	$(597)	$(8,490)	$(2,780)

Add:
Non-controlling interests in operating partnership	(67)	(28)	(297)	(53)
Preferred stock dividends	—	—
Depreciation and amortization (1)	10,588	6,354	36,021	23,705
Deduct:
Depreciation and amortization related to joint venture(2)	237	(64)	72	(199)
Gain on acquisition of real estate and sale of land parcel	—	(542)	—	(1,479)
Gain on sale of real estate assets	—	—	—	(3,976)

Funds from operations (3)	$8,570	$5,123	$27,306	$15,218

Adjustments:
Transaction costs	387	231	1,572	753
Deferred financing costs	457	412	1,867	1,367
Stock-based and other non-cash compensation expense	817	1,371	3,223	4,497
Changes in fair value of contingent consideration	(160)	(106)	(281)	(434)
Changes in fair value of financial instruments	(418)	(1,238)	(1,530)	(1,154)
Straight-line effects of lease revenue	(1,130)	(392)	(3,139)	(1,968)
Amortization of above and below market leases	77	79	65	153
Non-incremental capital expenditures	(97)	(58)	(469)	(123)

Adjusted funds from operations (3)	$8,503	$5,422	$28,614	$18,309

Weighted average common shares outstanding	40,830	29,272	34,681	22,465
Add (4):
OP units	1,272	1,405	1,231	1,261
Restricted stock	254	402	306	369
Contingent consideration related to business combinations	20	127	73	206
LTIP restricted stock	—	—	—	—
Common stock issuable upon conversion of preferred stock	—	—	—	—

Weighted average common shares outstanding - diluted (FFO and AFFO)	42,376	31,206	36,291	24,301

Funds from operations per share (diluted)(5)	$0.20	$0.16	$0.74	$0.61
Adjusted funds from operations per share (diluted)(5)	$0.20	$0.17	$0.78	$0.74

Other Information (6):
Leasing commissions paid	$550	$333	$1,018	$755
Tenant improvements paid	$820	$1,830	$2,625	$3,270

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations (for the year ended December 31, 2011).
(2)	Includes a reduction for the portion of consolidated depreciation and amortization expense that would be allocable to non-controlling interests in the operating partnership and an increase for the the Company’s portion of depreciation and amortization expense related to its investment in the unconsolidated La Costa Town Center property.
(3)	FFO and AFFO are described on the Definitions page.
(4)	The three months ended December 31, 2012 and 2011 include 1,546,000 and 1,610,000 additional shares of common stock, respectively, related to OP units, shares of restricted stock and shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. The year ended December 31, 2012 and 2011 include 1,934,000 and 1,836,000 additional shares of common stock, respectively, related to OP units, shares of restricted stock and shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. The three months and years ended December 31, 2012 and 2011 excludes 3,333,400 shares of common stock potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method.
(5)	The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months and year ended December 31, 2012 includes a reduction of $114,000 and $456,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings. The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months and year ended December 31, 2011 includes a reduction of $163,000 and $628,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings.
(6)	Excludes development properties.

Debt Summary (Consolidated)

For the Period Ended December 31, 2012

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$257,510	63%
Variable Rate Debt(2)	150,800	37%

Total Debt(1)	$408,310	100%
Debt(1)/Gross Undepreciated Assets	36.6%

		% Total Debt
Secured Debt(1)(2)	$333,310	82%
Unsecured Debt	75,000	18%

Total Debt	$408,310	100%

Maturities by Year-Secured(3)	Amount	% Total Debt	Maturities by Year-Unsecured(3)	Amount	% Total Debt
2013(4)	$144,190	35.3%	2013	$—	0.0%
2014	76,749	18.8%	2014	—	0.0%
2015	47,381	11.6%	2015	—	0.0%
2016	1,341	0.3%	2016(5)	75,000	18.4%
2017	39,990	9.8%	2017	—	0.0%
2018	708	0.2%	2018	—	0.0%
2019	544	0.1%	2019	—	0.0%
2020	585	0.1%	2020	—	0.0%
2021	628	0.2%	2021	—	0.0%
2022	675	0.2%	2022	—	0.0%
Beyond 2022	20,519	5.0%	Beyond 2022	—	0.0%

Total	$333,310	81.6%	Total	$75,000	18.4%

Mortgage Notes	Amount	Contractual Interest Rate	Maturity
Red Rock Commons (2)	$13,800	2.5%	2013
West Broad Village	50,000	2.8%	2013
Five Forks Place	4,882	5.5%	2013
Grant Creek Town Center	15,342	5.8%	2013
Park West Place(6)	55,800	3.7%	2013
Excel Centre	12,284	6.1%	2014
Merchant Central	4,468	5.9%	2014
Edwards Theatre	11,859	6.7%	2014
Gilroy Crossing	46,646	5.0%	2014
The Promenade	49,703	4.8%	2015
5000 South Hulen	13,655	5.6%	2017
Lake Pleasant Pavilion	28,176	6.1%	2017
Rite Aid-Vestavia Hills	1,184	7.3%	2018
Lowe’s	13,511	7.2%	2031
Northside Plaza(2)	12,000	0.1%	2035

Total	333,310	4.5%
Debt (discount) or premium	625

Mortgage notes, net	$333,935

(1)	Includes a mortgage note at our Park West Place property, which bears interest at LIBOR plus 2.25%. However, the Company has executed two interest rate swaps equal to the principal balance, which effectively fix the interest rate at 3.66% for the duration of the term. Amount excludes debt discount or premium.
(2)	Includes the Northside Plaza redevelopment revenue bonds to be used for the redevelopment of this property and a construction loan at our Red Rock Commons property. The revenue bonds are priced off the SIFMA index and reset weekly (the rate as of December 31, 2012 was 0.14%). The revenue bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility. The interest rate on the construction loan bears interest at LIBOR plus 2.25%. The rate as of December 31, 2012 was 2.45%.
(3)	Includes monthly payments on outstanding principal as well as principal due at maturity.
(4)	The Park West Place mortgage note matures on December 15, 2013, but may be extended for an additional year at the Company’s election, through December 15, 2014, after satisfying certain conditions and payment of an extension fee. Also includes a construction loan of $13.8 million, secured by Red Rock Commons, which matures on March 1, 2013. The construction loan may be extended for an additional two one-year periods at the Company’s election after satisfying certain conditions and payment of an extension fee.
(5)	Reflects the amount outstanding on the unsecured credit facility at quarter end.
(6)	Includes effect of interest rate swaps.
*	On July 20, 2012, Excel Trust amended its unsecured credit facility, increasing the borrowing capacity from $200 million to $250 million and lowering its interest rate. The facility now bears interest at a rate per annum equal to LIBOR plus 165 to 225 basis points (down from 220 to 300 basis points), depending on the company’s leverage ratio. If the Company is given an investment-grade credit rating by S&P or Moody’s in the future, the interest rate per annum will improve to LIBOR plus 100 basis points to 185 basis points. The facility includes an accordion feature that allows for an increase up to $450 million under specified circumstances. The maturity date of the credit facility is July 19, 2016 and can be extended for one year at the Company’s election.

Common and Preferred Stock Data

For the Period Ended December 31, 2012

(In thousands, except per share data)

	Three Months Ended December 31, 2012	Three Months Ended September 30, 2012	Three Months Ended June 30, 2012	Three Months Ended March 31, 2012
Earning per share - share data
Weighted average common shares outstanding - diluted	40,830	33,294	32,785	31,761

Diluted common shares - EPS	40,830	33,294	32,785	31,761

Funds from operations - share data
Weighted average common shares outstanding	40,830	33,294	32,785	31,761
Weighted average OP units outstanding	1,272	1,057	1,205	1,393
Weighted average restricted stock outstanding	254	286	314	370
Dilutive effect of contingent consideration related to business combinations	20	90	79	102

Total potential dilutive common shares	42,376	34,727	34,383	33,626

Total common shares (including restricted stock) outstanding	44,906	34,891	33,732	33,642
Total OP units outstanding	1,245	1,040	1,105	1,284
Total Series A convertible preferred shares outstanding	2,000	2,000	2,000	2,000
Total Series B preferred shares outstanding	3,680	3,680	3,680	3,680

Common share data
High closing share price	$12.91	$12.58	$12.37	$13.12
Low closing share price	$11.38	$11.39	$10.94	$11.58
Average closing share price	$12.15	$11.88	$11.63	$12.31
Closing price at end of period	$12.67	$11.42	$11.96	$12.08
Dividends per share - annualized	$0.65	$0.65	$0.65	$0.65
Dividend yield (based on closing share price at end of period)	5.1%	5.7%	5.4%	5.4%

Dividends per share
Common stock (EXL)	$0.1625	$0.1625	$0.1625	$0.1625
Series A Convertible Perpetual Preferred stock	$0.4375	$0.4375	$0.4375	$0.4375
Series B Preferred stock	$0.5078	$0.5078	$0.5078	$0.4232

Acquisitions & Developments

For Fiscal Year 2012

(Dollars in thousands, except price per square foot)

Acquisition Property Name	City	State	Year Built (1)	Total GLA (2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis (3)	Major Tenants

Promenade Corporate Center	Scottsdale	AZ	2004	256,176	1/23/2012	$207	$53,000	Fitch, Healthcare Trust of America, Regus, Meridian Bank

EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	136	24,700	Dick’s, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)

La Costa Town Center(4)	Carlsbad	CA	1980	121,429	2/29/2012	194	23,500	Vons (Safeway)

Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	234	41,800	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly’s, Kirkland’s, The Dress Barn

Chimney Rock	Odessa	TX	2012	151,339	8/30/2012	157	23,800	Academy Sports, Best Buy, Marshalls, Kirkland’s, Ulta

Pavilion Crossing	Brandon	FL	2012	68,400	10/1/2012	192	13,100	Publix

West Broad Village(9)	Richmond	VA	2009	386,047	10/19/2012	265	170,200	Whole Foods, REI, HomeGoods, Dave & Buster’s, South University

Dellagio	Orlando	FL	2009	123,198	10/19/2012	325	40,100	Flemings, Fifth Third Bank

Meadow Ridge Plaza	Orlando	FL	2007	45,199	10/19/2012	215	9,700	Fifth Third Bank

Shoppes of Belmere	Orlando	FL	2008	26,502	10/19/2012	366	9,700	CVS

Lake Burden Shoppes	Orlando	FL	2008	20,598	10/19/2012	413	8,500	Walgreens

The Fountains at Bay Hill(5)	Orlando	FL	2001	103,767	10/19/2012	191	19,800	CVS, Ruth’s Chris

Total				1,662,462		$263	$437,900

Developments Under Construction	City	State	Estimated Opening Date(6)	GLA to be Constructed	Land	Improvements	Total Carrying Amount(7)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(8)	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	$2,030	$379	$2,409	$13,121	16%	Jo-Ann

Total				149,517	$2,030	$379	$2,409	$13,121

Future Developments / Land	City	State	Estimated GLA to be Constructed / Land	Estimated Start Date	Estimated Project Cost	Projected Use

Plaza at Rockwall - Phase III	Rockwall	TX	22,700	Q4 2013	$2,248	Additional shop space

Red Rock Commons - Phase II	St. George	UT	15,541	Q3 2013	$1,858	Additional shop space

Park West Place	Stockton	CA	15,200	TBD	NA	Additional shop space

Shops at Foxwood	Ocala	FL	1.0 acres	TBD	NA	Additional land to be sold or developed

Chimney Rock	Odessa	TX	4.2 acres	TBD	NA	Additional land to be sold or developed

West Broad Village	Richmond	VA	1.4 acres	TBD	NA	Additional land to be sold or developed

(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3)	The initial cost basis is subject to change based on the final property valuation and may differ from amounts reported in prior periods.
(4)	Property was contributed to a joint-venture partnership on September 7, 2012.
(5)	The Fountains at Bay Hill property was purchased on October 19, 2012 as a part of the larger portfolio acquisition in which the Company purchased a 50% tenant-in-common interest in the property. As the Company does not control the operations of the property, the property is reflected as an investment in unconsolidated entities in the consolidated balance sheets and the Company’s interest in the property’s operations is recorded under the equity method of accounting.
(6)	Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.
(7)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.
(8)	Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of February 2013.
(9)	The West Broad Village property is a mixed use shopping center that includes retail, office and 339 apartment units on the upper levels of the shopping center. However, the property’s total GLA listed herein excludes square footage of the apartments. As such, the approximate initial cost basis of the apartments of $68 million has been deducted from the price per square foot calculation.

Portfolio Summary (Consolidated)

For the Period Ended December 31, 2012

(Dollars in thousands, except price per square foot)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis	Percent Leased 12/31/2012	Percent Leased 9/30/2012	Major Tenants
Operating Portfolio

West Broad Village (6)	Richmond	VA	2009	386,047	10/19/2012	$265	$170,200	75.7%	n/a	Whole Foods, REI, HomeGoods, Dave & Buster’s, South University

The Promenade	Scottsdale	AZ	1999	433,538	7/11/2011	$254	$110,000	100.0%	100.0%	Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus, Lowe’s (non-owned)

Park West Place	Stockton	CA	2005	598,152	12/14/2010	$155	$92,500	100.0%	100.0%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)

Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	$210	$68,400	98.4%	98.4%	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)

Promenade Corporate Center	Scottsdale	AZ	2004	256,176	1/23/2012	$207	$53,000	82.4%	88.1%	Fitch, Healthcare Trust of America, Regus, Meridian Bank

Plaza at Rockwall	Rockwall	TX	2007/2012	430,277	6/29/2010	$118	$50,800	96.8%	96.5%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk, HomeGoods, Jo-Ann

Brandywine Crossing	Washington Metro (Brandywine)	MD	2009	198,384	10/1/2010	$224	$44,500	97.6%	97.6%	Safeway, Marshalls, Jo-Ann, Target (non-owned), Costco (non-owned)

Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	$234	$41,800	86.4%	97.6%	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly’s, Kirkland’s, The Dress Barn

Dellagio	Orlando	FL	2009	123,198	10/19/2012	$325	$40,100	95.9%	n/a	Flemings, Fifth Third Bank

Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	390,659	8/30/2010	$89	$34,900	80.7%	82.0%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures

The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,842	12/19/2011	$141	$31,000	96.9%	97.7%	SuperTarget (non-owned), Kohl’s (non-owned), PetSmart, Ross, Bed Bath & Beyond

Red Rock Commons	St. George	UT	2012	118,509	**	$242	$28,700	94.1%	93.3%	Dick’s, PetSmart, Old Navy, Gap Outlet, Ulta

Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$261	$26,200	100.0%	100.0%	Edwards Theatres (a subsidiary of Regal Cinemas)

Rosewick Crossing	Washington Metro (La Plata)	MD	2008	115,972	10/1/2010	$215	$24,900	82.8%	82.8%	Giant Food, Lowe’s (non-owned)

EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	$136	$24,700	98.9%	98.9%	Dick’s, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)

Chimney Rock	Odessa	TX	2012	151,339	8/30/2012	$157	$23,800	97.8%	97.8%	Academy Sports, Best Buy, Marshalls, Kirkland’s, Ulta

Excel Centre	San Diego	CA	1999	82,157	**	$288	$23,700	83.6%	82.5%	Kaiser Permanente, Excel Trust, UBS

5000 South Hulen	Fort Worth	TX	2005	86,833	5/12/2010	$252	$21,900	94.9%	94.9%	Barnes & Noble, Old Navy
Grant Creek Town Center	Missoula	MT	1998	163,291	8/27/2010	$130	$21,300	93.1%	94.9%	Ross, TJ Maxx, REI
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$103	$17,600	100.0%	100.0%	Lowe’s
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	$147	$17,500	82.2%	82.2%	Albertsons, CVS, Wells Fargo, Bank of America
Pavilion Crossing	Brandon	FL	2012	68,400	10/1/2012	$192	$13,100	96.5%	n/a	Publix
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$160	$12,600	90.8%	89.3%	Publix, McDonald’s (non-owned)
Northside Plaza	Dothan	AL	2010	171,670	11/15/2010	$70	$12,400	94.8%	94.8%	Publix, Hobby Lobby, Books A Million
Meadow Ridge Plaza	Orlando	FL	2007	45,199	10/19/2012	$215	$9,700	88.9%	n/a	Fifth Third Bank
Shoppes of Belmere	Orlando	FL	2008	26,502	10/19/2012	$366	$9,700	100.0%	n/a	CVS
Lake Burden Shoppes	Orlando	FL	2008	20,598	10/19/2012	$413	$8,500	100.0%	n/a	Walgreens
Five Forks Place	Simpsonville	SC	2002	61,191	**	$127	$7,800	98.0%	98.0%	Publix
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$146	$6,600	95.6%	95.6%	Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center	Newport	TN	2006	60,100	**	$108	$6,500	91.3%	91.3%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$136	$6,100	83.9%	87.6%	Dollar Tree, Super Wal-Mart (non-owned)
Walgreens	Corbin (North)	KY	2009	13,650	5/24/2010	$256	$3,500	100.0%	100.0%	Walgreens

Total Operating Portfolio	Total			5,466,193		$182	$1,064,000	92.8%	94.8%

Developments Under Construction	City	State	Estimated Opening Date(3)	GLA to be Constructed	Land Value	Improvements	Total Carrying Amount (4)	% GLA Leased / Committed (5)	% GLA Leased / Committed	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	2,030	379	2,409	16%	11%	Jo-Ann

	Total			149,517	2,030	379	$2,409

	Total Portfolio (7)			5,615,710			$1,066,409

**	Acquired from Predecessor as part of the Company’s formation transactions.
(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3)	Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.
(4)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.
(5)	Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of February 2013.
(6)	The West Broad Village property is a mixed use shopping center that includes retail, office and 339 apartment units on the upper levels of the shopping center. However, the property’s total GLA listed herein excludes square footage of the apartments. As such, the approximate initial cost basis of the apartments of $68 million has been deducted from the price per square foot calculation.

Summary of Retail Leasing Activity (Consolidated)

For the Period Ended December 31, 2012

	Number of Leases(1)	GLA	Weighted Average- New Lease Rate(2)	Weighted Average- Prior Lease Rate(2)	Percentage Increase or (Decrease)	Tenant Improvement Allowance per Sq. Ft.

Comparable Leases
New leases(3)	2	4,149	$27.62	$24.28	13.8%	$19.89
Renewals/Options	16	43,059	19.79	19.88	-0.5%	—

Total: Comparable Leases	18	47,208	$20.48	$20.27	1.0%	$1.75

Non-Comparable Leases
Operating portfolio	5	6,293	$18.74	n/a	n/a	$16.55
Development	—	—	—	n/a	n/a	—

Total: Non-Comparable Leases	5	6,293	$18.74	n/a	n/a	$16.55

Total Leasing Activity	23	53,501	$20.27	n/a	n/a	$3.49

(1)	Excludes month-to-month leases and leases involving office GLA.
(2)	Lease rate represents final cash rent from the previous lease and the initial cash rent from the new lease and excludes the impact of changes in lease rates during the term.
(3)	Represents leases signed on spaces for which there was a tenant within the last 12 months. Excludes leases signed at development properties.

Same Property Analysis

For the Period Ended December 31, 2012

(In thousands, except per share amounts)

	Three Months Ended December 31, 2012	Three Months Ended December 31, 2011	Percentage Change

Same Property Portfolio (1)

Number of properties	19	19
Rentable square feet	3,571,813	3,571,813
Percent leased	95.0%	93.4%	1.7%

Percentage of total operating portfolio	65.3%	93.8%

Total revenues	$15,652	$16,184	-3.3%
Total expenses	3,947	4,782	-17.5%

Same property - net operating income (GAAP basis)	$11,705	$11,402	2.7%

Less: straight line rents, fair-value lease revenue, lease incentive revenue	(406)	(299)	35.8%
Same property - net operating income (cash basis)	$11,299	$11,103	1.8%

(1)	Includes all properties purchased prior to September 30, 2011, including the Plaza at Rockwall property (a portion of which was under development through Q2 2012).

16

Major Tenants By GLA (Consolidated)

For the Period Ended December 31, 2012

(Dollars in thousands, except rent per square foot)

Total GLA-Operating Portfolio(1)			5,466,199

Tenants		# Stores	Square Feet	% of Total GLA
1	Lowe’s	2	325,863	6.0%
2	Publix	5	244,151	4.5%
3	Kohl’s	2	176,656	3.2%
4	Dick’s Sporting Goods	3	140,018	2.6%
5	TJX Companies	5	137,907	2.5%
6	Bed Bath & Beyond	5	131,864	2.4%
7	Ross Dress For Less	4	115,259	2.1%
8	Jo-Ann	4	105,955	1.9%
9	JC Penny	1	103,639	1.9%
10	Edwards Theatres (Regal Cinemas)	1	100,551	1.8%

	Total Top 10 GLA	32	1,581,863	28.9%

Major Tenants By ABR (Consolidated)

Annualized Base Rent-Operating Portfolio (2)					$77,051

Tenants		# Stores	Square Feet	Rent Per Sq. Ft.	ABR	% ABR
1	Publix	5	244,151	$11.07	$2,702	3.5%
2	Lowe’s	2	325,863	6.74	2,195	2.8%
3	Edwards Theatres (Regal Cinemas)	1	100,551	21.72	2,184	2.8%
4	Dick’s Sporting Goods	3	140,018	12.33	1,726	2.2%
5	Kaiser Permanente	1	38,432	41.58	1,598	2.1%
6	Bed Bath & Beyond	5	131,864	10.93	1,441	1.9%
7	PetSmart	5	91,246	15.16	1,383	1.8%
8	Kohl’s	2	176,656	7.63	1,347	1.7%
9	Ross Dress For Less	4	115,259	11.41	1,316	1.7%
10	TJX Companies	5	137,907	9.08	1,252	1.6%

	Total Top 10 Annualized Rent	33	1,501,947	$11.41	$17,144	22.3%

(1)	Includes gross leasable area associated with buildings on ground lease.
(2)	Annualized Base Rent does not include rental revenue from multi-family properties and is further described on the Definitions page.

Expiration Schedule (Consolidated)

For the Period Ended December 31, 2012

(Dollars in thousands, except rent per square foot)

	12/31/2012	9/30/2012(1)

Total GLA - Operating Portfolio	5,466,199	4,797,124
Total GLA Occupied - Operating Portfolio	4,993,581	4,509,773

% Occupied	91.4%	94.0%

Total GLA - Operating Portfolio	5,466,199	4,797,124
Total GLA Leased - Operating Portfolio	5,070,662	4,548,859

% Leased	92.8%	94.8%

Retail GLA - Operating Portfolio(2)	5,127,860	4,458,791
Retail GLA Occupied - Operating Portfolio	4,736,205	4,232,765

% Occupied	92.4%	94.9%

Retail GLA - Operating Portfolio(2)	5,127,860	4,458,791
Retail GLA Leased - Operating Portfolio	4,790,822	4,255,533

% Leased	93.4%	95.4%

Total Retail Anchor GLA % Leased - Operating Portfolio	97.8%	99.3%
Total Retail Inline GLA % Leased - Operating Portfolio	84.8%	87.0%

Same Property GLA % Leased (Sequential) - Operating Portfolio(3)	94.0%	95.0%

		% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(4)	3,330,956	70.3%	$38,097	54.3%
Occupied Retail Inline GLA(4)	1,405,248	29.7%	32,066	45.7%

Total Occupied Retail GLA	4,736,204	100.0%	$70,163	100.0%

Year	Anchor GLA Expiring	% of Total Retail GLA	Anchor Rent Per Sq. Ft.	Inline GLA Expiring	% of Total Retail GLA	Inline Rent Per Sq. Ft.	Total Occupied Retail GLA Expiring	% of Total Retail GLA	Total Occupied Retail ABR Expiring	% of Total Retail ABR	Average Rent Per Sq. Ft.
2013(5)	70,624	1.5%	$11.18	157,976	3.3%	$19.65	228,600	4.8%	$3,894	5.5%	$17.03
2014	125,398	2.6%	14.27	219,826	4.6%	21.86	345,224	7.3%	6,594	9.4%	19.10
2015	388,714	8.2%	13.99	205,026	4.3%	22.46	593,740	12.5%	10,042	14.3%	16.91
2016	179,807	3.8%	9.31	187,620	4.0%	23.66	367,427	7.8%	6,113	8.7%	16.64
2017	91,759	1.9%	13.87	143,701	3.0%	21.69	235,460	5.0%	4,390	6.3%	18.64
2018	279,227	5.9%	14.30	106,095	2.2%	21.89	385,322	8.1%	6,315	9.0%	16.39
2019	364,623	7.7%	14.84	76,636	1.6%	26.63	441,259	9.3%	7,452	10.6%	16.89
2020	138,618	2.9%	17.71	57,951	1.2%	28.57	196,569	4.2%	4,111	5.9%	20.91
2021	75,356	1.6%	5.97	70,459	1.5%	17.01	145,815	3.1%	1,649	2.4%	11.31
2022	268,603	5.7%	10.58	55,046	1.2%	15.59	323,649	6.8%	3,699	5.3%	11.43
Beyond 2022	1,348,227	28.5%	8.89	124,912	2.6%	31.39	1,473,139	31.1%	15,904	22.7%	10.80

Total	3,330,956	70.3%	$11.44	1,405,248	29.7%	$22.82	4,736,204	100.0%	$70,163	100.0%	$14.81

(1)	Includes the La Costa Town Center which was contributed to a joint-venture partnership on September 7, 2012.
(2)	Retail figures exclude the Excel Centre and Promenade Corporate Center office properties.
(3)	Same property GLA % leased (sequential) excludes any properties that were reclassified to the operating portfolio, acquired or disposed of during the current quarter.
(4)	Anchor Tenants and Inline Tenants are described on the Definitions page.
(5)	Includes month-to-month leases and ground leases, but excludes percentage rent.

Unconsolidated Investments

For the Period Ended December 31, 2012

(Dollars in thousands)

						Financial Information			Leasing Information
Investment Partner	Formation/Acquisition Date	Property	City	State	Total GLA(1)	Total Assets	Total Debt	Ownership Interest	Percent Leased	ABR
GEM	September 7, 2012	La Costa Town Center	Carlsbad	CA	121,429	$26,347	$14,100	20%	40.6%	$1,265
MDC	October 19, 2012	The Fountains at Bay Hill	Orlando	FL	103,767	$41,789	$23,862	50%	94.6%	$2,929

(1)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

Summary Financial Information:

Balance Sheet	December 31, 2012	Company Pro Rata	September 30, 2012	Company Pro Rata
Assets:
Investments in Real Estate	$61,156	$23,553	$23,575	$4,715
Cash & cash equivalents	224	111	1,052	210
Other assets	6,756	2,500	435	87

Total assets	$68,136	$26,164	$25,062	$5,012

Liabilities and members’ equity:
Mortgage notes payable and secured loan	$37,962	$14,751	$14,100	$2,820
Other liabilities	12,300	5,566	252	50
Members’ equity	17,874	5,847	10,710	2,142

Total liabilities and equity	$68,136	$26,164	$25,062	$5,012

Company’s investment in unconsolidated entities		$9,015		$1,348

Income Statement(2)	Three months ended December 31, 2012	Company Pro Rata	Year ended December 31, 2012	Company Pro Rata
Total revenues	$1,341	$473	$1,506	$506

Expenses:
Property operating expenses	351	117	399	126
General and administrative	216	60	933	203
Depreciation and amortization	922	299	1,030	321

Total expenses	1,489	476	2,362	650
Interest expense	(484)	(159)	(567)	(176)

Net loss	$(632)	$(162)	$(1,423)	$(320)

Company’s loss from equity in unconsolidated entities		$(162)		$(320)

(2) Represents results since the formation of the La Costa joint-venture partnership on September 7, 2012 and the purchase of the Fountains at Bay Hill property on October 19, 2012.

Unconsolidated Debt:

La Costa Town Center	December 31, 2012
Proportionate share of debt:	$2,820
Maturity date:	October 1, 2014
Current interest rate:	6.0%

Fountains at Bay Hill:	December 31, 2012
Proportionate share of debt:	$11,931
Maturity date:	April 2, 2015
Current interest rate:	3.5%

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period. Annualized Base Rent does not include rental revenue from multi-family properties.

EBITDA: Earnings (excluding preferred stock dividends) before interest, taxes, depreciation and amortization.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.

Occupied: A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants). If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.